Property and equipment (FY)	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Property and equipment
3. Property and equipment

Property and equipment consists of the following:

	December 31,
(in millions)	2016	2015
Land and buildings	$184.7	$200.0
Furniture	70.4	71.9
Equipment(1)	801.4	773.0
Computer software	1,926.0	1,733.8
Leasehold improvements	240.5	229.0
Total property and equipment	3,223.0	3,007.7
Less accumulated depreciation(1)	1,949.4	1,716.4
Property and equipment, net	$1,273.6	$1,291.3

(1)	Includes gross assets of $51.3 million and $50.4 million and accumulated depreciation of $21.2 million and $9.0 million related to capital lease assets as of December 31, 2016 and 2015, respectively.

Total depreciation expense for the years ended December 31, 2016, 2015 and 2014 was $321.8 million, $628.2 million and $489.4 million, respectively. Included in total depreciation expense is internally developed software amortization expense of $140.3 million, $409.4 million and $232.9 million in 2016, 2015 and 2014, respectively. Internally developed software, net of accumulated amortization, was $471.9 million and $433.7 million at December 31, 2016 and 2015, respectively. We capitalized $179.6 million of internally developed software during 2016.

Under certain of our operating leases for facilities in which we operate home delivery and specialty pharmacies, we are required to remove improvements and equipment upon surrender of the property to the landlord and convert the facilities back to office space. Our asset retirement obligation was $14.6 million and $14.7 million at December 31, 2016 and 2015, respectively.